Annual Meeting March 13, 2019

Cautionary Note Regarding Forward-Looking Statements References in this report to “IEC,” the “Company,” “we,” “our,” or “us” mean IEC Electronics Corp. and its subsidiaries except where the context otherwise requires. This presentation contains forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. These forward-looking statements include, but are not limited to, statements regarding future sales and operating results, future prospects, the capabilities and capacities of business operations, any financial or other guidance and all statements that are not based on historical fact, but rather reflect our current expectations concerning future results and events. The ultimate correctness of these forward-looking statements is dependent upon a number of known and unknown risks and events and is subject to various uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements. The following important factors, among others, could affect future results and events, causing those results and events to differ materially from those views expressed or implied in our forward-looking statements: business conditions and growth or contraction in our customers’ industries, the electronic manufacturing services industry and the general economy; variability of our operating results; our ability to control our material, labor and other costs; our dependence on a limited number of major customers; the potential consolidation of our customer base; availability of component supplies; dependence on certain industries; variability and timing of customer requirements; technological, engineering and other start-up issues related to new programs and products; uncertainties as to availability and timing of governmental funding for our customers; the impact of government regulations, including FDA regulations; risks related to the accuracy of the estimates and assumptions we used to revalue our net deferred tax assets in accordancewith the Tax Cuts and Jobs Act of 2017; the types and mix of sales to our customers; litigation and governmental investigations; intellectual property litigation; our ability to maintain effective internal controls over financial reporting; unforeseen product failures and the potential product liability claims that may be associated with such failures; the availability of capital and other economic, business and competitive factors affecting our customers, our industry and business generally; failure or breach of our information technology systems; and natural disasters. Any one or more of such risks and uncertainties could have a material adverse effect on us or the value of our common stock. For a further list and description of various risks, relevant factors and uncertainties that could cause future results or events to differ materially from those expressed or implied in our forward-looking statements, see our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q and our other filings with the Securities and Exchange Commission (the “SEC”). All forward-looking statements included in this presentation are made only as of the date indicated or as of the date of this presentation. We do not undertake any obligation to, and may not, publicly update or correct any forward-looking statements to reflect events or circumstances that subsequently occur or which we hereafter become aware of, except as required by law. New risks and uncertainties arise from time to time and we cannot predict these events or how they may affect us and cause actual results to differ materially from those expressed or implied by our forward-looking statements. Therefore, you should not rely on our forward-looking statements as predictions of future events. 2 IEC ELECTRONICS 2019© 2

Agenda • 2018 Overview • Performance Review • Strategic Initiatives • Q&A 3 IEC ELECTRONICS 2019© 3

Fiscal 2018 Highlights • Significantly increased backlog; highest in almost twenty years • Achieved highest fourth quarter revenue in 5 years • Enhanced profitability • On-boarded over 120 employees ‒ Additional 105 on-boarded to date in FY19 4 IEC ELECTRONICS 2019© 4

Performance Review 5 IEC ELECTRONICS 2019© 5

Revenue Growth Quarterly Revenue ($M) $34.2 $35.4 $31.8 $29.8 $28.4 $26.5 $27.6 $21.0 $21.4 $21.2 Q4 FY16 Q1 FY17 Q2 FY17 Q3 FY17 Q4 FY17 Q1 FY18 Q2 FY18 Q3 FY18 Q4 FY18 Q1 FY19 Q4’18 Marked Highest Fourth Quarter Revenue in 5 Years; Momentum Continued into Q1’19 6 IEC ELECTRONICS 2019© 6

Backlog Growth Year-End Backlog ($M) $133.7 $91.6 $72.1 $54.1 FY2015 FY2016 FY2017 FY2018 Backlog Growth Continued into Q1’19 with Book-to-Bill of 1.6:1; Increased an additional 15% through Q1’19 7 IEC ELECTRONICS 2019© 7

Annual Net Income Growth Annual Net Income ($M) $10.4 $4.8 $0.1 $(9.5) $(10.2) $(15.1) FY2013 FY2014 FY2015 FY2016 FY2017 FY2018 Three consecutive years of losses under previous management 3 Consecutive Yrs of Profitability following 3 Consecutive Yrs of losses resulting in a Cumulative Net Income improvement of $50.1M* 8 * Includes one-time $8.8M tax benefit in 2018 IEC ELECTRONICS 2019© 8

Competitive Landscape Portfolio Mix Consumer, Medical, Industrial, Computing, Auto Aerospace & Defense 18% * 14% Q1’19FY 18 14.3%12.1% 10% Gross Margin (TTM) Margin Gross 6% High Concentration High Concentration Mixed Portfolio * Source: Guru Focus as of November 2018 Note: Sparton’s margin reflects only its MDS segment IEC ELECTRONICS 2019© 9

Competitive Landscape (Cont.) YoY Average Revenue Growth Trends¹ 21.2% 7.5% Outpacing the EMS Industry 2.0% 2.5% 1 Source: Yahoo Finance November 2018 Tier I Tier II Tier III IEC Rev > $6B Rev > $350M Rev > $100M Average Gross Margin Trends² 12.4% 12.1% 10.1% 7.2% On Pace with Industry Leading Performance 2 Source: Yahoo Finance November 2018, Tier I Tier II Tier III IEC note DCO includes proprietary products. Rev > $6B Rev > $350M Rev > $100M Average Return on Equity Trends³ 13.7% 5.0% Outpacing the EMS Industry 3 Source: Yahoo Finance November 2018 -1.3% -3.0% Tier I Tier II Tier III IEC Rev > $6B Rev > $350M Rev > $100M IEC ELECTRONICS 2019© 10

Strategic Initiatives IEC ELECTRONICS 2019© 11

• Leverage 100% US-Based Manufacturing Advantages • Domestic manufacturing required for many Aerospace & Defense programs • Intellectual property protection • “Local” manufacturing for high mix, higher margin programs • Focus on the Right Customers • Complex, highly engineered products • Long-term, strategic partners • Product life-cycles contribute to longer term relationships IEC ELECTRONICS 2019© 12

Our Target Markets: Aerospace & Defense Medical Industrial $3.1B TAM1 $6.0B TAM1 $8.8B TAM1 4.3% CAGR 5.8% CAGR 5.9% CAGR Highly Regulated Markets High Switching Costs 1 Represented by revenue observed in 2016 for contract manufacturers in the Americas. Ref. Worldwide Electronics Manufacturing Services Market – 2017 Edition IEC ELECTRONICS 2019© 13

Medical Aerospace & Defense • Resuscitation Systems • Weapons Platforms • Surgical Navigation Systems • Encrypted Communication Systems • Infusion Delivery Systems 22% • Targeting & Surveillance Systems 59% 19% Industrial Representative Customers • Semi-conductor Manufacturing Equipment • Transportation Tracking & Asset Monitoring IEC ELECTRONICS 2019© 14

Minimize Supply Chain Risk Solve Challenges  40% YoY  36% YoYDeliver Solutions IEC ELECTRONICS 2019© 15

• Increasing Opportunities with Existing Customers • Taking share from competitors due to operational excellence • Winning new programs • Expanding to new locations/divisions Top 10 Customers Revenue Profile  40% YoY  36% YoY FY17 FY18 FY19 Plan IEC ELECTRONICS 2019© 16

• Achieving High Customer Satisfaction Levels • Flexibility, responsiveness & operational execution are critical contributors IEC ELECTRONICS 2019© 17

• Robust Sales & New Opportunity Conversion Funnel • Rebuilt sales funnel for new programs and customers • Restructured sales and marketing platform in 2017 • Steady Backlog Improvement • Average Book to Bill FY 2018 1.5:1 +33% +85% $133M $54M $72M 9/30/16 9/30/17 9/30/18 IEC ELECTRONICS 2019© 18

Scale the Business Inventory Capital Management Expenditure • Anticipate leveraging B/S strength to • Continued investments to acquire inventory whenever required manufacture innovative technologies to support growth • Ability to mitigate supply chain challenges IEC ELECTRONICS 2019© 19

Scale the Business New State of Employee the Art Facility Onboarding • Expected completion by late 2019 • Committed to adding highly trained, technically adept employees as • Will increase capacity volumes increase • Will improve operational efficiencies • Growing opportunities in the business as well as a new facility position IEC • Expect to bolster workforce recruiting competitively to attract qualified candidates IEC ELECTRONICS 2019© 20

• Onboarding New Programs & Driving Efficiencies • Lengthy process development and customer acceptance timeline • Many new projects on-boarded in Fiscal 2018 • Margin performance expected to be enhanced once full production is reached 18-24 Month Process Margin Pressure Margin Expansion Receive Develop Robust Customer Low Rate Initial Full Production Materials Manufacturing Acceptance Production Runs Process for For Qualification Qualification Order IEC ELECTRONICS 2019© 21

Key Takeaways Strongest fourth quarter revenue in 5 years Highest level of backlog in almost 20 years Significant momentum entering 2019 Focus on core growth markets Initiatives underway to scale the business IEC ELECTRONICS 2019© 22

Thank you